Exhibit 10.1

EXECUTION VERSION

FIRST INCREMENTAL AMENDMENT TO REVOLVING CREDIT AGREEMENT

This FIRST INCREMENTAL AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “First Incremental Amendment”) is entered into as of October 10, 2014, by and among MARIPOSA INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NEIMAN MARCUS GROUP LTD LLC, a Delaware limited liability company (the “Borrower”), each Co-Borrower party to the Revolving Credit Agreement (as defined below) (each, a “Co-Borrower” and, together with the Borrower, the “Borrower Parties”), each Subsidiary Loan Party party to the Revolving Credit Agreement (and together with Holdings and the Borrower Parties, the “Loan Parties”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) and each Incremental Lender party hereto.  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Revolving Credit Agreement.

RECITALS

WHEREAS, Holdings, the Borrower Parties, the Subsidiary Loan Parties, the Administrative Agent and each lender from time to time party thereto (the “Lenders”) have entered into that certain Revolving Credit Agreement, dated as of October 25, 2013 (as amended, restated, amended and restated, supplemented and/or otherwise modified prior to the date hereof, the “Revolving Credit Agreement”);

WHEREAS, in accordance with the provisions of Section 2.21(1) of the Revolving Credit Agreement, the Borrower has notified the Administrative Agent of its request for an Incremental Revolving Facility Increase in an aggregate principal amount of $100,000,000;

WHEREAS, in accordance with the provisions of Section 2.21 and Sections 10.08(4) and (5) of the Revolving Credit Agreement and the terms and conditions set forth herein, the Borrower, the undersigned Incremental Lenders and the Administrative Agent wish to enter into an Incremental Facility Amendment as provided in this First Incremental Amendment to effect the abovementioned Incremental Revolving Facility Increase; and

WHEREAS, subject to the terms and conditions of this First Incremental Amendment, the parties hereto also wish to amend certain other provisions of the Revolving Credit Agreement as herein provided;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                            Terms of the Incremental Revolving Facility Increase.

(a)         Pursuant to Section 2.21(5)(a) of the Revolving Credit Agreement and subject to the satisfaction (or waiver) of the conditions set forth in Section 3 hereof, each of the Incremental Lenders party hereto severally (and not jointly) agrees to provide to the Borrower Parties an Incremental Commitment equal to the amount set forth opposite its name on Annex I attached hereto, which Incremental Commitments shall be in an aggregate principal amount equal to $100,000,000 (collectively, the “Incremental Commitments”) and shall be added to and constitute a part of the Revolving Facility Commitments existing under the Revolving Credit Agreement immediately prior to giving effect to this First Incremental Amendment.

(b)         All Borrowings outstanding immediately prior to giving effect to this First Incremental Amendment on the First Incremental Amendment Effective Date shall remain outstanding immediately thereafter; provided, however, that if after giving effect to this First Incremental Amendment on such date any Revolving Lender’s Revolving Facility Percentage has changed, then the Borrower shall incur such new Revolving Loans and/or repay such then outstanding Revolving Loans so that, after giving effect thereto, each Revolving Lender shall have outstanding Revolving Loans in an amount equal to such Revolving Lender’s Revolving Facility Percentage of all outstanding Revolving Loans on the First Incremental Amendment Effective Date after giving effect to the actions required by this Section 1(b).  It is understood that all new Revolving Loans made on the First Incremental Effective Date in accordance with the immediately preceding proviso shall be proportionately added to each then outstanding Borrowing, so the each Revolving Lender will have outstanding Revolving Loans comprising each Borrowing in an amount equal to its Revolving Facility Percentage thereof.  All actions required pursuant to this Section 1(b) shall be taken to the reasonable satisfaction of the Administrative Agent.

SECTION 2.  Amendments to Revolving Credit Agreement.  The Revolving Credit Agreement is hereby further amended as follows:

(a)         Section 1.01 of the Revolving Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

““First Incremental Amendment” shall mean that certain First Incremental Amendment to this Agreement, dated as of October 10, 2014.”

““First Incremental Amendment Effective Date” shall have the meaning assigned to such term in the First Incremental Amendment.”

(b)         The definition of “Commitment” appearing in Section 1.01 of the Revolving Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following new sentence in lieu thereof:

“On the First Incremental Amendment Effective Date, the aggregate amount of Commitments is $900.0 million.”

(c)          The definition of “Revolving Facility Commitment” appearing in Section 1.01 of the Revolving Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following new sentence in lieu thereof:

“The aggregate principal amount of the Lenders’ Revolving Facility Commitments on the First Incremental Amendment Effective Date is $900.0 million.”

SECTION 3.                            Reaffirmation of Guarantee and Security.  Each Loan Party, by its signature below, hereby:

(a)                                 (i) agrees that after giving effect to this First Incremental Amendment, the Security Documents shall continue to be in full force and effect and (ii) affirms and confirms all of its obligations and liabilities under (A) the Revolving Credit Agreement, (B)  that certain ABL Guarantee and Collateral Agreement, dated as of October 25, 2013 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among Holdings, the Borrower, the other grantors party thereto and the Collateral Agent and (C) each other Loan Document, in each case after giving effect to this First Incremental Amendment, including its guarantee of the Secured Obligations (as defined in the

Guarantee and Collateral Agreement) and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure such Secured Obligations (as defined in the Guarantee and Collateral Agreement), all as provided in the Security Documents as originally executed, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Collateral Agreement) under the Revolving Credit Agreement and the other Loan Documents, in each case after giving effect to this First Incremental Amendment; and

(b)                                 after giving effect to this First Incremental Amendment, each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party shall (i) continue in full force and effect during the term of the Revolving Credit Agreement and (ii) continue to secure the Secured Obligations (as defined in the Guarantee and Collateral Agreement), in each case on and subject to the terms and conditions set forth in the Revolving Credit Agreement, the Guarantee and Collateral Agreement and the other Loan Documents.

SECTION 4.                            Representations and Warranties.  Each Loan Party hereby represents and warrants that:

(a)         no Default or Event of Default has occurred and is continuing as of the First Incremental Amendment Effective Date, or would exist immediately after giving effect to this First Incremental Amendment;

(b)         all of the representations and warranties contained in the Loan Documents are true and correct in all material respects (except for representations and warranties that are already qualified by materiality, which representations and warranties will be accurate in all respects) immediately prior to the First Incremental Amendment Effective Date and immediately after giving effect to this First Incremental Amendment; and

(c)          this First Incremental Amendment has been duly authorized, executed and delivered by each Loan Party party hereto and each of this First Incremental Amendment and the Revolving Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation, enforceable against each Loan Party in accordance with its terms.

SECTION 5.                            Reference to and Effect upon the Credit Agreement.

(a)                                 From and after the First Incremental Amendment Effective Date, (i) the terms “Agreement,” “hereunder,” “hereof” or words of like import in the Revolving Credit Agreement, and all references to the Revolving Credit Agreement in any other Loan Document, shall mean the Revolving Credit Agreement as modified hereby and (ii) this First Incremental Amendment shall constitute a Loan Document for all purposes of the Revolving Credit Agreement and the other Loan Documents.

(b)                                 The Revolving Credit Agreement and each of the other Loan Documents, as specifically amended by this First Incremental Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all Collateral described therein do and shall continue to secure the payment of all obligations of the Loan Parties under the Loan Documents, in each case, as amended by this First Incremental Amendment.

(c)                                  This First Incremental Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Revolving Credit Agreement or any other Loan Document.

SECTION 6.                            Counterparts, Etc.                                         This First Incremental Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this First Incremental Amendment by delivering by facsimile or other electronic transmission a signature page of this First Incremental Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.  Section headings in this First Incremental Amendment are included herein for convenience of reference only and shall not constitute part of this First Incremental Amendment for any other purpose.

SECTION 7.                            Governing Law. This First Incremental Amendment and the rights and obligations of the parties under this First Incremental Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

SECTION 8.                            Effectiveness.  This First Incremental Amendment shall become effective at the time (the “First Incremental Amendment Effective Date”) when each of the following conditions has been satisfied (or waived):

(a)                     the Administrative Agent (or its counsel) shall have received counterparts of this First Incremental Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower Parties, (iii) the Subsidiary Loan Parties, (iv) the Administrative Agent and (v) the Incremental Lenders;

(b)                     no Default or Event of Default has occurred and is continuing as of the First Incremental Amendment Effective Date, or would exist immediately after giving effect to this First Incremental Amendment;

(c)                      all of the representations and warranties contained in the Loan Documents are true and correct in all material respects (except for representations and warranties that are already qualified by materiality, which representations and warranties will be accurate in all respects) immediately prior to the First Incremental Amendment Effective Date and immediately after giving effect to this First Incremental Amendment;

(d)                     the Administrative Agent shall have received:

(i)                         a certificate of a Responsible Officer of each Loan Party dated the First Incremental Amendment Effective Date, certifying (A) that attached thereto is a true and complete copy of the charter or other similar organizational document of such Loan Party, including all amendments thereto, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization, (B) that attached thereto is a true and complete copy of the by-laws or operating agreement (or limited liability company) agreement of such Loan Party as in effect on the First Amendment Effective Date, (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the First Incremental Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party (together with a certificate of another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate required by this clause (i)); and

(ii)                a certificate as to the good standing of each Loan Party (in so-called “long-form” if available) as of a recent date, from the applicable secretary of state (or equivalent office).

(e)                                  the Administrative Agent shall have received a customary legal opinion from each of (a) Proskauer Rose LLP, counsel to the Loan Parties and (b) K&L Gates LLP, local counsel to the Loan Parties; and

(f)                                   the Borrower shall have paid to the Administrative Agent and the Incremental Lenders all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent and the Incremental Lenders to the extent then invoiced and due.

[Signature Pages to follow]

IN WITNESS WHEREOF, this First Incremental Amendment has been executed by the parties hereto as of the date first written above.

NEIMAN MARCUS GROUP LTD LLC,
as Borrower

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Senior Vice President and General Counsel

MARIPOSA INTERMEDIATE HOLDINGS LLC,
as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Vice President and General Counsel

BERGDORF GOODMAN INC.,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Vice President

BERGDORF GRAPHICS, INC.,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Kim Yee
	Name:	Kim Yee
	Title:	Vice President

BERGDORFGOODMAN.COM, LLC,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Kim Yee
	Name:	Kim Yee
	Title:	Vice President

NEIMAN MARCUS — FIRST INCREMENTAL AMENDMENT TO REVOLVING CREDIT AGREEMENT

NEMA BEVERAGE CORPORATION,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Brenda Sanders
	Name:	Brenda Sanders
	Title:	Vice President

NEMA BEVERAGE HOLDING CORPORATION,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Brenda Sanders
	Name:	Brenda Sanders
	Title:	Vice President

NEMA BEVERAGE PARENT CORPORATION,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Brenda Sanders
	Name:	Brenda Sanders
	Title:	Vice President

NM FINANCIAL SERVICES, INC.,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Brenda Sanders
	Name:	Brenda Sanders
	Title:	Secretary

NM NEVADA TRUST,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Brenda Sanders
	Name:	Brenda Sanders
	Title:	Secretary

NMPG, LLC,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Kim Yee
	Name:	Kim Yee
	Title:	Vice President

NEIMAN MARCUS — FIRST INCREMENTAL AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE NEIMAN MARCUS GROUP LLC,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Senior Vice President and General Counsel

WORTH AVENUE LEASING COMPANY,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Kim Yee
	Name:	Kim Yee
	Title:	Vice President

BG PRODUCTIONS, INC.,
as a Subsidiary Loan Party

By:	/s/ Kim Yee
	Name:	Kim Yee
	Title:	Vice President

NM BERMUDA, LLC,
as a Subsidiary Loan Party

By:	/s/ Kim Yee
	Name:	Kim Yee
	Title:	Vice President

NMG GLOBAL MOBILITY, INC.,
as a Subsidiary Loan Party

By:	/s/ Kim Yee
	Name:	Kim Yee
	Title:	Vice President

NMG MEDIA, INC.,
as a Subsidiary Loan Party

By:	/s/ Brenda Sanders
	Name:	Brenda Sanders
	Title:	Secretary

NEIMAN MARCUS — FIRST INCREMENTAL AMENDMENT TO REVOLVING CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent, Collateral Agent, and as a Lender

By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

By:	/s/ Kirk L. Tashjlan
	Name:	Kirk L. Tashjlan
	Title:	Vice President

NEIMAN MARCUS — FIRST INCREMENTAL AMENDMENT TO REVOLVING CREDIT AGREEMENT

Wells Fargo Bank, N.A.,
as a Lender

By:	/s/ Maggie Townsend
	Name:	Maggie Townshend
	Title:	Assistant Vice President

NEIMAN MARCUS — FIRST INCREMENTAL AMENDMENT TO REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Jennifer Heard
	Name:	Jennifer Heard
	Title:	Authorized Officer

NEIMAN MARCUS — FIRST INCREMENTAL AMENDMENT TO REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ David Vega
	Name:	David Vega
	Title:	Managing Director

NEIMAN MARCUS — FIRST INCREMENTAL AMENDMENT TO REVOLVING CREDIT AGREEMENT

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ John Flores
	Name:	John Flores
	Title:	Authorized Signatory

NEIMAN MARCUS — FIRST INCREMENTAL AMENDMENT TO REVOLVING CREDIT AGREEMENT

SunTrust Bank
as a Lender

By:	/s/ Angela Leake
	Name:	Angela Leake
	Title:	Director

NEIMAN MARCUS — FIRST INCREMENTAL AMENDMENT TO REVOLVING CREDIT AGREEMENT

BMO Harris Bank N.A.,
as a Lender

By:	/s/ Kara Goodwin
	Name:	Kara Goodwin
	Title:	Director

NEIMAN MARCUS — FIRST INCREMENTAL AMENDMENT TO REVOLVING CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By:	/s/ Remy Riester
	Name:	Remy Riester
	Title:	Authorized Signatory

NEIMAN MARCUS — FIRST INCREMENTAL AMENDMENT TO REVOLVING CREDIT AGREEMENT

Annex I

SCHEDULE OF INCREMENTAL COMMITMENTS

Incremental Lender	Incremental Commitment

Deutsche Bank AG New York Branch	$16,450,000.00
Wells Fargo Bank, N.A.	$16,450,000.00
JPMorgan Chase Bank, N.A.	$16,450,000.00
Bank of America, N.A.	$16,450,000.00
Royal Bank of Canada	$16,450,000.00
SunTrust Bank	$9,250,000.00
BMO Harris Bank N.A.	$6,000,000.00
Credit Suisse AG, Cayman Islands Branch	$2,500,000.00
Total:	$100,000,000.00

NEIMAN MARCUS – ANNEX II TO FIRST INCREMENTAL AMENDMENT TO REVOLVING CREDIT AGREEMENT